SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 30, 2002
                        (Date of earliest event reported)

                               Griffon Corporation
             (Exact name of registrant as specified in its charter)



   Delaware                       1-6620                 11-1893410
(State or other                (Commission              (IRS Employer
 jurisdiction of                File Number)           Identification
 incorporation)                                           Number)



100 Jericho Quadrangle, Jericho,  New York                 11753
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number including area code     (516)  938-5544

         (Former name of former address, if changed since last report.)


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Item 4.   Changes in Registrant's Certifying Accountant

     (a) On April 30, 2002, the Audit Committee of Griffon Corporation ("the Company"), as authorized by the Board of Directors, dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants, effective immediately, and authorized the engagement of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to serve as the Company's independent public accountants for the fiscal year ending September 30, 2002. None of Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended September 30, 2001 and 2000 and through the date hereof, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

     (b) The Company engaged PricewaterhouseCoopers as its new independent public accountants as of May 1, 2002. During the fiscal years ended September 30, 2001 and 2000 and through the date hereof, the Company has not consulted PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

              16 Letter from Arthur Andersen LLP required by Item 304(a)(3) of Regulation S-K.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GRIFFON CORPORATION

                                            By: /s/ Robert Balemian
                                                Robert Balemian, President
                                                and Chief Financial Officer


Date:  May 6, 2002